grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS Bank of America Merrill Lynch Specialty Pharmaceuticals Conference August 12, 2010 Exhibit 99.1

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements regarding, among other things, the proposed business combination between
Endo and Penwest, Endo’s and Penwest's financial position, results of operations, market position, product development and business strategy, as well as estimates of Endo’s future total revenues, future expenses, future net income and future earnings per share.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,”
“guidance” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect the proposed business combination of the companies, future financial results and could cause actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to: the risk that the tender offer and merger will not close, the risk that Endo’s business and/or Penwest's business will be adversely impacted during the pendency of the tender offer and merger, the risk that the operations of the two companies will not be integrated successfully, Endo’s ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; Endo’s ability to obtain regulatory approval of any of Endo’s pipeline products;
competition for the business of Endo’s branded and generic products, and in connection with its acquisition of rights to intellectual property assets; market acceptance of our future products; government regulation of the pharmaceutical industry;  Endo’s dependence on a small number of products; Endo’s dependence on outside manufacturers for the manufacture of a majority of its products;  Endo’s dependence on third parties to supply raw materials and to provide services for certain core aspects of its business; new regulatory action or lawsuits relating to Endo’s use of narcotics in most of its core products; Endo’s exposure to product liability claims and product recalls and the possibility that they may not be able to adequately insure themselves; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; Endo’s ability to successfully implement its acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of its products and products in development; the availability of third-party reimbursement for Endo’s products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which Endo has been indemnified; Endo’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total revenues; a determination by a regulatory agency that Endo is engaging or has engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of its products, the risk that demand for and acceptance of Endo’s and
Penwest's products or services may be reduced; the risk of changes in governmental regulations; the impact of economic conditions;
the impact of competition and pricing and other risks and uncertainties, including those detailed from time to time in the companies’
periodic reports filed with the Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form
10-Q and annual reports on Form 10-K, particularly the discussion under the caption “RISK FACTORS" in their annual reports on
Form 10-K for the year ended December 31, 2009, which were filed with the Securities and Exchange Commission. The forward-
looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. The companies’ assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
FORWARD LOOKING STATEMENT CONTINUED
Additional Information
The tender offer described in this document has not yet commenced. At the time the tender offer is commenced, we will file with the
SEC and mail to Penwest’s stockholders a tender offer statement on Schedule TO and Penwest will file with the SEC and mail to its stockholders a tender offer solicitation/recommendation statement on Schedule 14D-9 in connection with the transaction.  Investors and
Penwest shareholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 when they are available because they contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov. A copy of the solicitation/recommendation statement on Schedule 14D-9 may also be obtained free of charge from Penwest's website at
www.penwest.com or by directing a request to Penwest at 2981 Route 22, Patterson, New York 12563, Attn: Frank Muscolo. In
addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents may be obtained free of charge from Endo’s website at www.endo.com or by directing a request to Endo at www.endo.com, or Endo Pharmaceuticals, 100
Endo Boulevard, Chadds Ford, PA 19317, Attn: Corporate Secretary’s Office.

grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS I. Our Business II. Executing Strategy for Growth III. Penwest Acquisition IV. HealthTronics Acquisition V. Financial Outlook 4

# Sustaining our Growth

$mm
$1,500
$1,000
$500
$0
$252
$80
$399
$110
$596
$217
$615
$171
$820
$285
$910
$345
$1,086
$366
$1,261
$356
$1,461
$295
$1.63B- $1.68B
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E
Revenue
Cash Flow from Operations

* Revenue CAGR 2006-2009.

grow. collaborate. innovate. thrive. ©2010 Endo Pharmaceuticals Inc. STRONG OPERATING PERFORMANCE 17% 3-YEAR CAGR FOR REVENUE* 5

Frova
frovatriptan succinate

think™
OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

think™
OPANA®
(oxymorphone HCl) CII

Voltaren® Gel
(diclofenac sodium topical gel) 1%

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

Percocet® CII
(oxycodone and acetaminophen tablets, USP)

VALSTAR™
(valrubicin) Sterile Solution for Intravesical Instillation

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

ONCE-YEARLY
VANTAS®
(histrelin implant)

grow. collaborate. innovate. thrive. ©2010 Endo Pharmaceuticals Inc. STRONG CORE BUSINESS SUPPORTING GROWTH 6

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
STRONG CORE BUSINESS SUPPORTING GROWTH

LIDODERM® key component of our core business
Strong source of operating cash flow
Stable TRx trends
10-year Commercial launch anniversary in September 2009
Differentiated product profile provides unique offering for HCPs and patients suffering from PHN
Improved PHN physician targeting for more efficient utilization of resources
Solid managed care contract positioning for 2010
Opportunities in second half with formulary position

think™

OPANA® ER

(oxymorphone HCl) CII

Extended-release tablets

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
LONG-ACTING OPIOID FRANCHISE
Opana® ER
Settlement with generic companies provides for 2013 entry on primary dosage forms.
28% TRx growth YOY in Q2 2010
Gaining share; Growing source of cash flow.
Pending Acquisition of Penwest for $5.00 per share
$0.05 accretive to adjusted diluted EPS in 2010
Advances our leadership and growth in pain management
NDA submission for new formulation of Oxymorphone
Long-acting Oxymorphone designed to be crush-resistant

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
DEVELOPMENT PIPELINE
Phase I Phase II Phase III NDA
Oxymorphone
Formulation designed to be crush-
resistant
FORTESTA™
2% Testosterone Gel
AVEED™
Long Acting Injectable Testosterone
Urocidin™
Bladder Cancer
Octreotide Implant
Acromegaly*
Axomadol
Moderate to moderately severe chronic pain
Octreotide Implant
Carcinoid Syndrome
Pending
Pending
* Granted orphan drug designation

Update Pending

grow. collaborate. innovate. thrive. ©2010 Endo Pharmaceuticals Inc. IMPLANT TECHNOLOGY HYDRON® DRUG DELIVERY TECHNOLOGY 10 IMPLANTATION DISPERSION

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
SPECIALTY GENERICS DEVELOPMENT

~40 Projects
~40 Projects
25 Near-term*
25 Near-term*
12 Current
12 Current
ANDA
ANDA
reviews
reviews
*Near-term revenue 2010-2012
Approximately 40 projects under
development
14 Current ANDA submissions
12 with near-term launch targets
2 with long-term launch targets
Managing development for
sustainable growth
Potential efficiencies with branded
Rx business

grow. collaborate. innovate. thrive. ©2010 Endo Pharmaceuticals Inc. 12 grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
Enhance Revenue Growth Through Diversification
Sustainable, long-term growth
Diversified revenue stream
Enhanced product offerings in urology
Expand Urology Business
Elevates Endo’s leadership in urology
Expands Endo’s reach and relationships with key urology practices
Increase Shareholder Value
Accretive to adjusted earnings in 2010
Diversified revenue stream beyond pharmaceuticals
Enhanced offerings in urology

HEALTHTRONICS – TRANSACTION RATIONALE

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
Leading provider of urology services
Leader in lithotripsy, BPH laser and cryosurgery
Emerging urologic businesses in:
Anatomic pathology
Radiation therapy
Unique business relationship with 1/3 of urologists in U.S.
Total solution for the urology marketplace
Improve patient care
Enhance practice economics

HEALTHTRONICS – CORPORATE OVERVIEW

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
ENDO’S CARE PATHWAY

Diagnostics
Drugs
Devices
Services
Pain
Bladder
Cancer
BPH
Prostate
Cancer
Endo with HealthTronics will offer a full suite of products
and services as well as a direct channel to urologists

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
OUTLOOK
2010 Financial Guidance
Revenue range of $1.63B - $1.68B
Adjusted diluted EPS range of $3.30 - $3.35
Reported (GAAP) diluted EPS range of $1.89 - $1.97
Flexible cost structure
Expect to generate $350 - $400M in annual Operating Cash Flow this year

grow. collaborate. innovate. thrive. Endo Pharmaceuticals

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grow. collaborate. innovate. thrive.
RECONCILIATION OF NON-GAAP MEASURES
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year
Ending December 31, 2010
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $1.89 $1.97
Upfront and milestone-related payments to partners
$0.38 $0.33
Amortization of commercial intangible assets
$0.59 $0.59
Costs incurred in connection with continued efforts to enhance the cost structure of the Company
$0.08 $0.08
Indevus related costs and change in fair value of contingent consideration
$0.01 $0.01
Impairment of indefinite-lived intangibles
$0.11 $0.11
Costs related to the acquisition of HealthTronics, Inc.
$0.30 $0.30
Costs related to the acquisition of Penwest Pharmaceuticals Co.
$0.22 $0.22
Interest expense adjustment for ASC 470-20 and the amortization of the premium on debt acquired from Indevus
$0.15 $0.15
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of the Indevus,
HealthTronics and Penwest acquisitions
($0.43) ($0.41)
Diluted adjusted income per common share guidance $3.30 $3.35
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of August 9, 2010 and the acquisition of Penwest Pharmaceuticals Co.